Exhibit 99.2 TREMONT MORTGAGE TRUST TRMT Nasdaq Listed Second Quarter 2020 Supplemental Operating and Financial Data The Blazer Plaza, Dublin, OH $22.8 Million First Mortgage Whole Loan 1000 Floral Vale, Yardley, PA $14.9 Million First Mortgage Whole Loan All amounts in this report are unaudited.

TABLE OF CONTENTS CORPORATE INFORMATION Page Company Profile 4 Investor Information 5 Research Coverage 6 FINANCIALS Second Quarter 2020 Highlights 8 TABLE OF CONTENTS TABLE Condensed Consolidated Balance Sheets 9 Condensed Consolidated Statements of Operations 10 Debt Summary 11 Reconciliation of Net Income to Core Earnings 12 PORTFOLIO OVERVIEW Second Quarter 2020 Portfolio Summary 14 Loan Investment Details 15 Loan Portfolio Diversification 16 Interest Rate Sensitivity 17 Capital Structure Overview 18 WARNING CONCERNING FORWARD-LOOKING STATEMENTS 19 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 20 Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, June 30, 2020 2

CORPORATE INFORMATION West Park II, St. Louis, MO 1000 Floral Vale, Yardley, PA Part of West Park I, West Park II and Pine View Point Office Portfolio $14.9 Million First Mortgage Whole Loan $29.5 Million First Mortgage Whole Loan

COMPANY PROFILE

COMPANY PROFILE

TREMONT MORTGAGE TRUST

The Company:

Tremont Mortgage Trust, or TRMT, we, our or us, is a real estate investment trust, or REIT, that focuses on originating and investing in floating rate first mortgage whole loans secured by middle market and transitional commercial real estate, or CRE. We define middle market CRE as commercial properties that have values up to $75.0 million and transitional CRE as commercial properties subject to redevelopment or repositioning activities that are expected to increase the value of the properties.

Management:

Our Manager, Tremont Realty Advisors LLC, or TRA, is registered with the Securities and Exchange Commission, or SEC, as an investment adviser and is owned by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc., or RMR Inc., a holding company listed on The Nasdaq Stock Market LLC, or Nasdaq, under the symbol "RMR". We collectively refer to RMR Inc. and its consolidated subsidiaries, including RMR LLC, as RMR.

RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing TRMT, RMR manages Service Properties Trust, a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, Office Properties Income Trust, a REIT that owns properties primarily leased to single tenants and those with high credit quality characteristics such as government entities, and Diversified Healthcare Trust, a REIT that owns high-quality, private-pay healthcare properties like medical office and life science properties, senior living communities and wellness centers. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise boats, and TravelCenters of America Inc., a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, standalone truck service facilities and restaurants. RMR also advises the RMR Real Estate Income Fund, which is in the process of converting from a registered investment company to a publicly traded mortgage REIT, which will focus on originating and investing in floating rate first mortgage whole loans, secured by middle market and transitional commercial real estate, through one of its SEC-registered investment adviser subsidiaries. As of June 30, 2020, RMR had $32.0 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,100 properties and nearly 45,000 employees.

We believe our Manager's relationship with RMR provides us with a depth of market knowledge that may allow us to identify high quality investment opportunities and to evaluate them more thoroughly than many of our competitors, including other commercial mortgage REITs. We also believe RMR's broad platform provides us with access to RMR's extensive network of real estate owners, operators, intermediaries, sponsors, financial institutions and other real estate related professionals and businesses with which RMR has historical relationships. We also believe that our Manager provides us with significant experience and expertise in investing in middle market and transitional CRE.

Corporate Headquarters:
Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(617) 796-8317

Stock Exchange Listing:
Nasdaq

Trading Symbol:
Common Shares: TRMT

Key Data (as of and for the three months ended June 30, 2020):
(dollars in thousands)

Q2 2020 income from investments, net	$ 3,128
Q2 2020 net income	$ 2,362
Q2 2020 Core Earnings	$ 2,433
Loans held for investment, net	$ 278,225
Total assets	$ 289,989

Tremont Mortgage Trust
Supplemental Operating and Financial Data, June 30, 2020
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INVESTOR INFORMATION Board of Trustees John L. Harrington William A. Lamkin Joseph L. Morea Independent Trustee Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy Managing Trustee Managing Trustee INVESTOR INFORMATION INVESTOR Executive Officers David M. Blackman G. Douglas Lanois President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Tremont Mortgage Trust Financial inquiries should be directed to Two Newton Place G. Douglas Lanois, Chief Financial Officer and Treasurer, 255 Washington Street, Suite 300 at (617) 658-0755 or dlanois@tremontadv.com Newton, MA 02458-1634 (617) 796-7651 Investor and media inquiries should be directed to cranjitkar@trmtreit.com Christopher Ranjitkar, Senior Director, Investor Relations, www.trmtreit.com at (617) 796-7651 or cranjitkar@trmtreit.com Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, June 30, 2020 5

RESEARCH COVERAGE

RESEARCH COVERAGE

TREMONT MORTGAGE TRUST

Equity Research Coverage

UBS Securities, LLC
Brock Vandervliet
(212) 713-2382
brock.vandervliet@ubs.com

Citibank Global Markets, Inc
Arren Cyganovich, CFA
(212) 816-3733
arren.cyganovich@citi.com

JMP Securities
Steven C. DeLaney
(212) 906-3517
sdelaney@jmpsecurities.com

Jones Trading Institutional Services, LLC
Jason M. Stewart
(646) 465-9932
jstewart@jonestrading.com

TRMT is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding TRMT's performance made by these analysts do not represent opinions, forecasts or predictions of TRMT or its management. TRMT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts.

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FINANCIALS West Park II, St. Louis, MO OrchardPart of West Trails, Park Orono, I, West ME Park II and Pine View Point Office Portfolio $18.1$29.5 Million First Mortgage Whole Loan

SECOND QUARTER 2020 HIGHLIGHTS

SECOND QUARTER 2020 HIGHLIGHTS (1)

TREMONT
MORTGAGE TRUST

Financial Results

- Net income and Core Earnings of $2.4 million or $0.29 and $0.30 per diluted common share, respectively.
- Income from investments, net, of $3.1 million.
- Book value per common share of $10.72.
- Distribution of $0.01 per common share declared July 2020 and payable in August 2020.

Loan Portfolio

- 14 first mortgage whole loans diversified among office, retail, multifamily, industrial and hotel collateral, with an aggregate total loan commitment of $296.1 million.
  - Weighted average maturity of 3.1 years based on maximum maturities.
  - Weighted average coupon of 5.70% and All In Yield of 6.39%.
  - All loans are current on debt service.

Capitalization

- Our master repurchase facility with Citibank, N.A., or Citibank, or our Master Repurchase Facility, has $12.3 million available, comprised of approximately $6.9 million immediately available to be drawn on loans for which the principal amount outstanding is now below the allocated maximum leverage amount and $5.5 million available to be drawn to fund future advances on unfunded loan commitments.
- Principal balance of funded repurchase leverage of $201.1 million; 2.2x Net Debt to Equity Ratio.

Interest Rates

- All loans held for investment have floating interest rates and required hedging instruments in place to mitigate the risk of increasing interest rates. The weighted average LIBOR floor was 2.10%.
- Borrowings under our Master Repurchase Facility are subject to floating interest rates with no LIBOR floor.
- Floating rate investments and floating rate liabilities support earnings stability.

(1) As of June 30, 2020, unless otherwise stated.

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CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) June 30, December 31, 2020 2019 ASSETS Cash and cash equivalents $ 10,632 $ 8,732 Restricted cash 1 143 Loans held for investment, net 278,225 242,078 Accrued interest receivable 938 755 Prepaid expenses and other assets 193 221 Total assets $ 289,989 $ 251,929 LIABILITIES AND SHAREHOLDERS' EQUITY Accounts payable, accrued liabilities and deposits $ 777 $ 1,011 MasterFinancial repurchase facility, net 200,465 164,694 Due to related persons 282 3 TotalSummary liabilities 201,524 165,708 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $0.01 par value per share; 25,000,000 shares authorized; 8,253,836 and 8,239,610 shares issued and outstanding, respectively 83 82 Additional paid in capital 88,979 88,869 Cumulative net income 5,965 1,937 CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Cumulative distributions (6,562) (4,667) Total shareholders' equity 88,465 86,221 Total liabilities and shareholders' equity $ 289,989 $ 251,929 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, June 30, 2020 9

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (amounts in thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 INCOME FROM INVESTMENTS: Interest income from investments $ 4,496 $ 3,913 $ 8,780 $ 6,913 Less: interest and related expenses (1,368) (2,031) (3,125) (3,580) Income from investments, net 3,128 1,882 5,655 3,333 OTHER EXPENSES: General and administrative expenses 524 618 1,064 1,121 Reimbursement of shared services expenses 242 370 563 740 Total expenses (1) 766 988 1,627 1,861 Net income $ 2,362 $ 894 $ 4,028 $ 1,472 Weighted average common shares outstanding - basic and diluted 8,177 5,401 8,173 4,275 Net income per common share - basic and diluted $ 0.29 $ 0.16 $ 0.49 $ 0.34 (1) Our Manager has waived any base management or incentive fees otherwise due and payable by us under our management agreement for and through the periods ending December 31, 2020. If our Manager had not waived these base management and incentive fees, we would have recognized $323 and $267 of base management fees for the three months ended June 30, 2020 and 2019, respectively, $643 and $490 of base management fees for the six months ended June 30, 2020 and 2019, respectively, and $36 of incentive fees for the three and six months ended June 30, 2020. No incentive fees would have been paid or payable by us for either of the three or six months ended June 30, 2019. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS STATEMENTS CONDENSED CONSOLIDATED Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, June 30, 2020 10

DEBT SUMMARY (dollars in thousands) June 30, 2020 Coupon Rate Initial Maturity Date Principal Balance Financings Under Master Repurchase Facility: Multifamily, Houston, TX L + 1.85% 11/10/2020 $ 21,980 DEBT SUMMARY Retail, Paradise Valley, AZ L + 2.10% 11/30/2020 7,700 Retail, Coppell, TX L + 2.10% 02/05/2021 11,632 Office, Metairie, LA L + 2.35% 04/11/2021 12,377 Office, Houston, TX L + 2.15% 06/26/2021 9,544 Office, St. Louis, MO L + 1.85% 11/06/2021 20,229 Hotel, Atlanta, GA L + 2.00% 11/06/2021 16,425 Multifamily, Rochester, NY L + 2.00% 11/06/2021 18,413 Industrial, Barrington, NJ L + 2.00% 11/06/2021 26,175 Retail, Omaha, NE L + 2.00% 11/06/2021 9,761 Office, Yardley, PA L + 2.00% 11/06/2021 10,506 Multifamily, Orono, ME L + 1.85% 11/06/2021 12,778 Industrial, Allentown, PA L + 2.00% 11/06/2021 10,500 Office, Dublin, OH L + 2.10% 11/06/2021 13,118 Total/weighted average L + 2.00% $ 201,138 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, June 30, 2020 11

RECONCILIATION OF NET INCOME TO CORE EARNINGS ) (amounts in thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 Reconciliation of Net Income to Core Earnings: Net income $ 2,362 $ 894 $ 4,028 $ 1,472 Non-cash equity compensation expense 71 185 113 220 Core earnings $ 2,433 $ 1,079 $ 4,141 $ 1,692 Weighted average common shares outstanding - basic and diluted 8,177 5,401 8,173 4,275 Core earnings per common share - basic and diluted $ 0.30 $ 0.20 $ 0.51 $ 0.40 RECONCILIATION OF NET INCOME TO CORE EARNINGS OF NET INCOME TO RECONCILIATION Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, June 30, 2020 12

PORTFOLIO OVERVIEW 1711 Caroline Street, Houston, TX $28.0 Million First Mortgage Whole Loan 675 Bering Drive, Houston, TX $15.2 Million First Mortgage Whole Loan

SECOND QUARTER 2020 PORTFOLIO SUMMARY (dollars in thousands) Second Quarter 2020 Portfolio Activity Unfunded Commitments $296,987 $296,050 Total Commitments (1) $24,753 $17,566 Unfunded Commitments $6,250 Portfolio Summary as of June 30, 2020 Number of loans 14 $272,234 $278,484 Principal Balance Average loan commitment $21,603 Total loan commitments $296,050 Q1 2020 Portfolio Fundings Q2 2020 Portfolio Unfunded loan commitments $17,566 Loan Originations by Quarter (2) Principal balance $278,484 $80,100 $4,710 Weighted average coupon rate 5.70% Weighted average All In Yield 6.39% SECOND QUARTER 2020 PORTFOLIO SUMMARY Weighted average Maximum Maturity 3.1 Weighted average LTV 68% Total Commitments $75,390 $36,820 $33,011 $1,966 $10,694 Unfunded Commitments $31,045 $26,126 Principal Balance (1) In Q2 2020, the borrower under our loan related to a property located in Paradise Valley, AZ exercised its option to reduce the unfunded loan commitment amount by $937, pursuant to the terms of the loan agreement. $0 $0 (2) In Q1 2020, we fully committed the capital available to us. Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, June 30, 2020 14

LOAN INVESTMENT DETAILS

LOAN INVESTMENT DETAILS

TREMONT MORTGAGE TRUST

(dollars in thousands)

First Mortgage Whole Loans as of June 30, 2020: (1)

Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance	Coupon Rate	All in Yield	Maximum Maturity (date)	Maximum Maturity (years remaining)	LTV
Coppell, TX (2)	Retail	02/05/2019	$ 22,915	$ 22,204	L + 3.50%	L + 4.25%	02/05/2021	0.6	73%
Houston, TX	Multifamily	05/10/2019	28,000	27,695	L + 3.50%	L + 4.37%	11/10/2022	2.4	56%
Paradise Valley, AZ (3)	Retail	11/30/2018	11,853	10,441	L + 4.25%	L + 5.72%	11/30/2022	2.5	48%
Dublin, OH	Office	02/18/2020	22,820	17,534	L + 3.75%	L + 5.08%	02/18/2023	2.7	33%
Metairie, LA	Office	04/11/2018	18,102	17,115	L + 5.00%	L + 5.65%	04/11/2023	2.8	79%
Barrington, NJ	Industrial	05/06/2019	37,600	34,962	L + 3.50%	L + 4.05%	05/06/2023	2.9	79%
Houston, TX	Office	06/26/2018	15,200	14,199	L + 4.00%	L + 4.60%	06/26/2023	3.0	69%
St. Louis, MO	Office	12/19/2018	29,500	27,611	L + 3.25%	L + 3.75%	12/19/2023	3.5	72%
Atlanta, GA	Hotel	12/21/2018	24,000	23,904	L + 3.25%	L + 3.72%	12/21/2023	3.5	62%
Rochester, NY	Multifamily	01/22/2019	24,550	24,550	L + 3.25%	L + 3.86%	01/22/2024	3.6	74%
Omaha, NE	Retail	06/14/2019	14,500	13,054	L + 3.65%	L + 4.05%	06/14/2024	4.0	77%
Yardley, PA	Office	12/19/2019	14,900	14,178	L + 3.75%	L + 4.47%	12/19/2024	4.5	75%
Orono, ME	Multifamily	12/20/2019	18,110	17,037	L + 3.25%	L + 3.89%	12/20/2024	4.5	72%
Allentown, PA	Industrial	01/24/2020	14,000	14,000	L + 3.50%	L + 4.02%	01/24/2025	4.6	67%
Total/weighted average			$ 296,050	$ 278,484	L + 3.60%	L + 4.29%		3.1	68%

(1) As of August 3, 2020, all of our borrowers had paid their debt service obligations owed and due to us and none of the loans included in our investment portfolio were in default.

(2) In July 2020, the borrower related to a property located in Coppell, TX sold a parcel of land that was a part of the property securing the loan. The borrower used $2,089 of the sale proceeds to repay part of the outstanding balance under the loan and we allowed the borrower to use the remaining $100 of sale proceeds to increase the reserve for its future debt service obligation payments owed to us under the loan.

(3) The borrower under this loan has exercised its option to reduce the unfunded loan commitment amount available by $937, pursuant to the terms of the loan agreement.

Tremont Mortgage Trust
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15

LOAN PORTFOLIO DIVERSIFICATION (dollars in thousands) Geographic Diversification by Investment (based on book value of loans held for investment as of June 30, 2020) Maximum Maturity Profile (based on principal balances as of June 30, 2020) Midwest: 21% East: 37% $160,000 $135,325 West: 4% $140,000 $120,000 $100,000 South: 38% $80,000 $68,819 Property Type by Investment $60,000 (based on book value of loans held for investment as of June 30, 2020) LOAN PORTFOLIO DIVERSIFICATION $38,136 $40,000 Retail $22,204 $20,000 $14,000 Industrial: 18% $0 Office: 32% 2020 2021 2022 2023 2024 2025 Multifamily: 25% Hotel: 9% Retail: 16% Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, June 30, 2020 16

INTEREST RATE SENSITIVITY

INTEREST RATE SENSITIVITY

TREMONT MORTGAGE TRUST

(dollars in thousands)



$1,000
$500
$0
-$500
-$1,000
-$1,500
-$2,000
-$2,500
Incremental Annual Income from Investments, Net
(0.18%)
0.50%
1.00%
Change in USD LIBOR

The interest income on our loans held for investment and the interest expense on our borrowings float with LIBOR. Because we generally leverage approximately 75% of our investments, as LIBOR increases, our income from investments, net of interest and related expenses, will increase, and, as LIBOR decreases, our income from investments, net of interest and related expenses, will decrease. However, we have interest rate floor provisions in our loan agreements with borrowers which set a minimum LIBOR rate for each loan. Based on our loan portfolio at June 30, 2020, our weighted average LIBOR floor was 2.10% compared to a LIBOR rate of 0.18% used at the time of this analysis. We do not currently have a LIBOR floor provision relating to any of the outstanding balances under our Master Repurchase Facility. As a result, if LIBOR decreases below the floor established for any of our investments, our income from investments will decrease less than our borrowing costs and the net amount may result in an increase in our net investment income. The above table illustrates the incremental impact on our annual income from investments, net, due to increases and decreases in LIBOR of 50 basis points and 100 basis points, taking into consideration our borrowers' interest rate floors as of June 30, 2020. The 50 and 100 basis point decreases in LIBOR have been limited in the analysis above to 18 basis points to result in a LIBOR rate of 0.00%. The results in the table above are based on our loan portfolio and debt outstanding at June 30, 2020. Any changes to the mix of our investments or debt outstanding could impact the interest rate sensitivity analysis and this illustration is not meant to forecast future results.

LIBOR is currently expected to be phased out in 2021. We currently expect that the determination of interest under the agreements governing our loans held for investment and our master repurchase agreement would be revised as provided under such agreements or amended as necessary to provide for an interest rate that approximates the existing interest rate as calculated in accordance with LIBOR. Despite our current expectations, we cannot be sure that, if LIBOR is phased out or transitioned, the changes to the determination of interest under such agreements would approximate the current calculation in accordance with LIBOR. We do not know what standard, if any, will replace LIBOR if it is phased out or transitioned.

Tremont Mortgage Trust
Supplemental Operating and Financial Data, June 30, 2020
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CAPITAL STRUCTURE OVERVIEW

CAPITAL STRUCTURE OVERVIEW

TREMONT MORTGAGE TRUST

(amounts in thousands)

Capital Structure Composition
(as of June 30, 2020)


Equity: 30%
Master Repurchase Facility: 70%

Leverage Capacity
(as of June 30, 2020)


$250,000
$200,000
$150,000
$100,000
$50,000
$0
$12,344
$201,138
Master Repurchase Facility
Advanced
Unused Capacity

Outstanding Debt to Funded Investments
(as of June 30, 2020)


$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$278,484
$201,138
Investments
Master Repurchase Facility

Capital Structure Detail
(as of June 30, 2020)

Secured Financing	Maximum Facility Size	Coupon Rate [1]	Initial Maturity Date	Principal Balance
Master Repurchase Facility	$ 213,482	L + 2.00%	11/06/2021	$ 201,138

Book Value per Common Share	
Shareholders' equity	$ 88,465
Total outstanding common shares	8,254
Book value per common share	$ 10.72

(1) Weighted average rate based on outstanding principal balances as of June 30, 2020.

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WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward- looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, June 30, 2020 19

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures: We present Core Earnings, which is considered a “non-GAAP financial measure” within the meaning of the applicable SEC rules. Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to net income determined in accordance with GAAP or an indication of our cash flows from operations determined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Core Earnings may not be comparable to the core earnings as reported by other companies. We believe that Core Earnings provides meaningful information to consider in addition to net income and cash flows from operating activities determined in accordance with GAAP. This measure helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Core Earnings is used in determining the amount of base management and incentive fees payable by us to our Manager under our management agreement. Core Earnings: We calculate Core Earnings as net income, computed in accordance with GAAP, including realized losses not otherwise included in net income determined in accordance with GAAP, and excluding: (a) the incentive fees earned by our Manager (if any); (b) depreciation and amortization (if any); (c) non-cash equity compensation expense; (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income under GAAP) (if any); and (e) one-time events pursuant to changes in GAAP and certain non-cash items (if any). Other Measures: All In Yield: All in yield represents the yield on a loan, excluding any repurchase debt funding applicable to the loan and including amortization of deferred fees over the initial term of the loan. Maximum Maturity: Maximum maturity assumes all loan extension options are exercised, which options are subject to the borrower meeting certain conditions. LTV: Loan to Value Ratio, or LTV, represents the initial loan amount divided by the underwritten in place value at closing. Net Debt: Principal balance of debt less cash. NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS AND CERTAIN MEASURES FINANCIAL NON-GAAP Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, June 30, 2020 20